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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 1999


                                 CELLPOINT INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                     0-25205                    52-2032380
----------------------------       -----------               ------------------
(State or Other Jurisdiction       Commission                 I.R.S. Employer
      of Incorporation)            File Number               Identification No.


Sofielundsvagen 4, S-191 47 Sollentuna, Sweden
----------------------------------------------               ------------------
  (Address of Principal Executive Offices)                        Zip Code


     Registrant's telephone number, including area code: 011-46-8-544-90000


                           Technor International, Inc.
                  Satraangsvagen 88, S-182 37 Danderyd, Sweden
           -----------------------------------------------------------
           Former name or former address, if changed since last report


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         The Registrant hereby amends its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on September 23, 1999, as follows:


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)(1) (i) The Registrant's auditors from the fall of 1997 through January 27, 1999 were Ohrlings PricewaterhouseCoopers of Stockholm, Sweden. By mutual agreement, the Registrant and Ohrlings PricewaterhouseCoopers terminated their professional relationship in January 1999.

                (ii) The report of Ohrlings PricewaterhouseCoopers on the Registrant's financial statements for the fiscal year ended June 30, 1998 included a statement that the Registrant was a developmental stage company, with no revenues, which has sustained losses from operations since inception. Ohrlings PricewaterhouseCoopers stated that there was substantial doubt about the ability of the Registrant to continue as a going concern. The Registrant did not disagree with such statements.

                (iii) The decision to change accountants was approved by the Board of Directors of the Registrant.

                (iv) (A) There were no disagreements between the Registrant and Ohrlings PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ohrlings PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

                     (B)  Not applicable.

                     (C)  Not applicable.

                     (D)  Not applicable.

                     (E)  Not applicable.

         (a)(2) In January 1999, the Registrant engaged BDO International AB to act as its independent accountant. BDO International AB has audited the Company's financial statements for the fiscal years ended June 30, 1999 and June 30, 1998. The report of BDO International AB includes a statement that there is substantial doubt about the ability of the Company to continue as a going concern. The Company does not disagree with such statement.

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               (i)     Not applicable.

               (ii)    Not applicable.

         (b)   Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

             16 Letter from Ohrlings PricwaterhouseCoopers, dated October 22, 1999.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CELLPOINT INC.


                                        By /s/ PETER HENRICSSON
                                           -------------------------------------
                                           Peter Henricsson
                                            President


Date: October 26, 1999